Exhibit 99.1

Aspen Aerogels, Inc. Announces $75 Million Private Placement with Koch Strategic Platforms

NORTHBOROUGH, Mass., June 29, 2021 — Aspen Aerogels, Inc. (NYSE: ASPN) (“Aspen”) today announced that it had entered into a definitive securities purchase agreement to sell $75 million of common stock to an affiliate of Koch Strategic Platforms (“KSP”). As part of the agreement, Aspen has agreed to issue 3,462,124 shares of its common stock to KSP at a price of $21.663 per share. Subject to the satisfaction of customary conditions set forth in the securities purchase agreement, the private placement of shares is expected to close on June 30, 2021.

The goal of KSP, a subsidiary of Koch Investments Group, is to be the preferred investment partner of growth focused, strategic companies that are innovating in new economy industries. KSP is pursuing growth equity investments in four sectors – energy transformation, computing and connectivity, industrial automation and health care. Within the energy transformation sector, KSP is targeting investments in fossil fuel value chain transformation, new sources of energy, energy infrastructure and the electrification of transportation.

Donald R. Young, Aspen’s President and CEO, stated, “Aspen’s strategy is to leverage our aerogel technology platform into high-value, high-growth markets that support our position as a technology leader in sustainability. We believe we have the opportunity to double revenue every two years through this decade. In the near term, this opportunity is driven by our PyroThinTM thermal barriers which address thermal runaway in electric vehicles and by our energy infrastructure products which promote resource efficiency, asset resiliency and safety in traditional and emerging energy settings. KSP’s investment will support our growth and allow us to address additional high-value applications in ESG driven markets, including battery materials, hydrogen, carbon capture, and filtration, among others. Our potential is significant.”

David Park, KSP’s President, commented, “We are investing in disruptive companies that operate in industries with significant tailwinds. Aspen’s aerogel technology platform is rich with potential and provides an opportunity to impact positively the transition of the energy value chain now and in the future. We are eager to help Aspen scale its operations as it carves out a valuable role in electrification and in sustainability overall. We are attracted to strong management teams, innovative technologies and significant growth opportunities. Aspen checks all the boxes for KSP.”

Mr. Young concluded, “KSP’s investment in Aspen comes at an ideal time. In addition to its financial support, KSP’s broader corporate resources will be invaluable to Aspen as we scale our operations and organization to keep pace with the rapidly growing demand for our aerogel products. KSP’s investment will help unleash Aspen’s full potential to create significant value during the emerging era of energy transformation and solidify our position as a technology leader in sustainability.”

The shares sold in the private placement are not registered under the Securities Act of 1933 (“Securities Act”) or the securities laws of any state, and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission (“SEC”) or an applicable exemption from such registration requirements. The shares of common stock were offered only to an accredited investor. Aspen has agreed to file a registration statement with the SEC registering the resale of the shares of common stock issued in the private placement within 75 days of closing of the private placement.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Any offering of these securities under the resale registration statement will only be by means of a prospectus.

Conference Call Notification

A conference call with Aspen management to discuss the KSP private placement and recent business developments will be held at 8:30 am ET on June 30, 2021. Management’s discussion and responses could contain information that has not been previously disclosed. The conference call will be available live as a listen-only webcast and will be hosted at the Investors section of the Aspen’s website, www.aerogel.com. In addition, shareholders and other interested parties may call 833-968-2230 (toll free, U.S. & Canada only) or +1 778-560-2694 (international) and reference passcode “6476558” to participate in the conference call.

Following the live event, an archived version of the webcast will be available on Aspen’s website for convenient on-demand replay for at least a year. A copy of this press release is posted in the Investors section on Aspen’s website.

About Aspen Aerogels, Inc.

Aspen is a technology leader in sustainability. The company’s aerogel technology enables its customers and partners to achieve their own objectives around the global megatrends of resource efficiency, e-mobility and clean energy. Aspen’s PyroThinTM products enable solutions to thermal runaway challenges within the electric vehicle market. The company’s carbon aerogel program seeks to increase the performance of lithium-ion battery cells to enable EV manufacturers to extend the driving range and reduce the cost of electric vehicles. Aspen’s Spaceloft® products provide building owners with industry-leading energy efficiency and fire safety. The company’s Cryogel® and Pyrogel® products are valued by the world’s largest energy infrastructure companies. Aspen’s strategy is to partner with world-class industry leaders to leverage its aerogel technology platform into additional high-value markets. Headquartered in Northborough, Mass., Aspen manufactures its products at its East Providence, R.I. facility. For more information, please visit www.aerogel.com

Special Note Regarding Forward-Looking and Cautionary Statements

This press release and any related discussion contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements, including statements relating to Aspen’s private placement of common stock with Koch Strategic Platforms. These statements are not historical facts but rather are based on Aspen’s current expectations, estimates and projections regarding Aspen's business, operations and other factors relating thereto. Words such as "may," "will," "could," "would," "should," "anticipate," "predict," "potential," "continue," "expects," "intends," "plans," "projects," "believes," "estimates," "outlook," “assumes,” and similar expressions are used to identify these forward-looking statements. Such forward-looking statements include statements regarding, among other things, the closing of the private placement; the registration with the SEC for resale of the shares of common stock issued in the private placement; Aspen’s expectations about revenue, revenue targets, costs, expenses, profitability, gross profit, gross margin, net loss, Adjusted EBITDA and related decreases, improvements, timing, variability or trends; beliefs about the general strength, weakness or health of Aspen’s business; beliefs about current or future trends in the energy, energy infrastructure, building materials, EV thermal barrier, carbon aerogel battery materials or other markets and the impact of these trends on Aspen’s business; beliefs about the growth potential, strength, effectiveness, productivity and fundamentals of Aspen’s business; beliefs about Aspen’s leadership in the sustainability market; beliefs about Aspen’s strategic initiatives and implementation; beliefs about Aspen’s investments in the electric vehicle market and aerogel technology platform; beliefs about the potential to develop new, high-value market opportunities from Aspen’s aerogel technology platform; beliefs about the potential of new aerogel products, technologies, businesses and partnerships; beliefs about the role of Aspen’s technology and opportunities in the electric vehicle market; beliefs about Aspen’s ability to provide and deliver products and services to electric vehicle customers; beliefs about revenue, costs, expenses, profitability, investments or cash flow associated with Aspen’s e-mobility opportunities, including the EV thermal barrier business; beliefs about the performance of PyroThinTM including its ability to mitigate the propagation of thermal runaway in electric vehicles; beliefs about Aspen’s ability to expand the market for PyroThinTM; beliefs about Aspen’s ability to scale operations to keep pace with demand in the EV and energy infrastructure markets; beliefs about Aspen’s automated thermal barrier fabrication capability; beliefs about the Aspen’s need to expand silica aerogel blanket manufacturing capacity including the timing, size and location of any such expansion; beliefs about the construction of Aspen’s Advanced Thermal Barrier Center; beliefs about the expansion of Aspen’s battery materials facilities; beliefs about the sufficiency of Aspen’s financial resources and liquidity; beliefs about Aspen’s ability to raise the capital required to fund expansions of manufacturing capacity; beliefs about Aspen’s ability to execute its strategy; future operating performance on an annual or other basis; and accounting and other assumptions involved in arriving at the expectations. All such forward-looking statements are based on management’s present expectations and are subject to certain factors, risks and uncertainties that may cause actual results, outcome of events, timing and performance to differ materially from those expressed or implied by such statements. These risks and uncertainties include, but are not limited to, the following: an inability to create new product, partnership and market opportunities; any sustained downturn in the energy industry or energy prices; any sustained downturn in the energy, energy infrastructure, building materials, EV thermal barrier, EV battery materials or other markets due to the coronavirus pandemic, COVID-19 or any other factor; any failure to sustain project-based demand in the subsea, LNG, on-shore or other markets; the right of EV thermal barrier customers to cancel contracts with Aspen at any time and without penalty; any costs, expenses, or investments incurred by Aspen in excess of projections used to develop pricing under the contracts with EV thermal barrier customers; any failure of Aspen or PyroThinTM to meet contractual specifications and requirements under contracts with EV thermal barrier customers; Aspen’s inability to create new product, customer or market opportunities, including for PyroThinTM or for new products developed from Aspen’s aerogel technology; any disruption or inability to achieve expected capacity levels in any of our three production lines or the manufacturing facility in which they are located, including due to the coronavirus pandemic, COVID-19 or any other factor, any inability to expand manufacturing capacity in a second manufacturing facility or to establish an automated thermal barrier fabrication operation; the failure to receive all regulatory or other approvals required to operate, maintain or expand our facilities; any failure of demand for Aspen’s products; any failure to achieve expected price increases or average selling prices for Aspen’s products; any significant increase in the cost of raw materials, utilities or any other manufacturing consumable; shortages of raw materials, utilities or any other manufacturing consumable due to the coronavirus pandemic, COVID-19 or any other factor; the failure to generate sufficient operating cash flow or to obtain significant additional capital to pursue Aspen’s strategy; the failure of Aspen’s products to become widely adopted; the competition Aspen faces in its business; any failure to enforce any of Aspen’s patents; any failure to protect or expand Aspen’s aerogel technology platform; any future finding of invalidity of any patent in any jurisdiction; any failure to generate sufficient operating cash flow or to obtain sufficient additional capital to continue to pursue Aspen’s new business, technology, patent enforcement, or patent defense strategy; any failure of Aspen’s products to meet applicable specifications and other performance, safety, technical and delivery requirements; the general economic conditions and cyclical demands in the markets that Aspen serves; the economic, operational and political risks associated with sales and expansion of operations in foreign countries; the loss of any direct customer, including distributors, contractors and OEMs; compliance with health and safety laws and regulations; the maintenance and development of distribution channels; and the other risk factors discussed under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020 and filed with the Securities and Exchange Commission (“SEC”)

on March 12, 2021, as well as any updates to those risk factors filed from time to time in our subsequent periodic and current reports filed with the SEC. All statements contained in this press release are made only as of the date of this press release. Aspen does not intend to update this information unless required by law.

Investor Relations Contact

John F. Fairbanks

Chief Financial Officer

Phone: (508) 691-1150

jfairbanks@aerogel.com